RENTAL AGENCY AGREEMENT


AGREEMENT, made as of November 4, 1996 between Cali Harborside (Fee) Associates L.P., a New Jersey limited partnership, Cali Harborside Plaza I (Fee) Associates L.P., a New Jersey limited partnership, Plaza II and III Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor II & III Urban Renewal Associates L.P., a Delaware limited partnership, Plaza IV Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor IV Urban Renewal Associates L.P., a New Jersey limited partnership, Plaza V Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor V Urban Renewal Associates L.P., a New Jersey limited partnership, Plaza VI Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor VI Urban Renewal Associates L.P., a New Jersey limited partnership, Harborside Exchange Place Limited Partnership, a New Jersey limited partnership, Cali-Harbor VII Urban Renewal Associates L.P., a New Jersey limited partnership, North Pier Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor No. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, South Pier Urban Renewal Associates L.P., a New Jersey limited partnership, and Cal-Harbor So. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, all having an address at 11 Commerce Drive, Cranford, New Jersey 07016 (collectively, the "Owner") and Institutional Realty Management, LLC maintaining an office at 13760 Noel Road, Suite 905, Dallas, Texas ("Agent").

                                   WITNESSETH:

In consideration of the premises and the mutual covenants herein contained, the parties hereto agree for themselves and their respective successors and assigns, as follows:

1. Appointment of Agent; Services of Agent. (a) Owner hereby appoints Agent, and Agent hereby accepts appointment, as the exclusive leasing agent for the building known as Harborside Financial Center, Jersey City, New Jersey (the "Building"), for the term of this Agreement, Agent having the exclusive right, subject to the provisions herein set forth, for the leasing of all space in the Building which is now or hereafter during the term of this Agreement available for rental. In the performance of such obligation Agent shall retain Jones Lang Wootton USA ("JLW USA") as its exclusive sub-agent. Subject to the payment by Owner to Agent of the compensation due hereunder, Agent shall be responsible for the payment of any fees due to JLW USA in connection with the performance of its duties as the exclusive sub-agent. Anything herein to the contrary notwithstanding, in no event shall JLW USA be deemed to be an Outside Broker (as hereinafter defined) for purposes of this Agreement.


         (b) Agent, subject to the terms of this Agreement, shall use its best efforts, skills and services and those of its organizations to secure tenants for the Building satisfactory to Owner and to work with prospective tenants so as to obtain leases in the Building satisfactory to Owner. To such end Agent shall solicit the services of and cooperate actively with other New Jersey licensed real estate brokers. All leases, and all modifications, amendments, renewals and extensions thereof, shall be subject to the prior written approval of Owner and shall be executed by Owner or Owner's designated representative, and Agent shall be furnished with a copy of each such executed lease agreement. All negotiations of transactions covered by this Agreement shall be conducted by Agent, subject to direction by Owner and Owner's review and final approval. Agent will discuss lease proposals and shall formulate a leasing program to be discussed with Owner. Agent will, quarterly during the term of this Agreement and otherwise when reasonably requested by Owner, render to Owner written reports of its services and efforts hereunder including descriptions of the vacant space to be leased, descriptions of any prospective tenants, recommended terms for leases, the status of each pending negotiation and recommendations as to its ongoing leasing program.

         (c) Nothing herein shall be construed to create a partnership, joint venture or other similar relationship between Owner and Agent, nor shall Agent or any of its employees or agents be deemed to be an employee of Owner.

2. Advertising and Publicity. At Owner's sole expense and subject to the express written direction and approval of Owner, Agent shall conduct the renting program for the Building. All written advertising, circulars, brochures, broker's "set-ups", and other publicity material, programs press releases, press interviews and promotions (collectively, "Publicity") shall be subject to Owner's prior approval. All Publicity shall name Agent and JLW USA as leasing agents for the Building, and will name JLW USA as prominently as it names Agent.

3. Inquiries. Owner shall refer to Agent all offers and inquiries received by Owner for the leasing of any space in the Building, regardless of the source of such offers and inquiries. Agent agrees diligently to investigate, pursue and develop such offers and inquires.

4. Compensation of Agent. Owner agrees to pay Agent, and Agent agrees to accept, as its full compensation hereunder, a commission computed at the rates provided in Schedule A attached hereto and made a part hereof (the "Schedule A Rates"), such commissions to be payable as provided in Paragraph 5 hereof, subject to the terms, conditions, exceptions and provisions of Paragraphs 6 and 7 hereof. The amount of the commissions payable to Agent shall be computed as follows:

         (a) For each lease of space at the Building executed during the term of this Agreement, or thereafter as provided in Paragraph 15 hereof, for which lease there is no Outside Broker, as hereinafter defined, (each such executed lease being hereinafter referred to as an "Agent's Lease"), Agent shall be entitled to a commission computed in accordance with Schedule A subject to the provisions of Paragraphs 6 and 7 hereof (an "Agent Commission").

         (b) For each lease of space at the Building executed during the term of this Agreement, or thereafter as provided in Paragraph 15 hereof, for which a New Jersey licensed real estate broker other than Agent (an "Outside Broker") is the effective procuring cause (an "Outside Lease"), Agent shall be entitled to an Agent Commission which Agent shall pay to the Outside Broker, and an Override Commission (as hereinafter defined), subject to the provisions of Paragraphs 6 and 7 hereof, which Agent shall be entitled to retain.

         (c) For each renewal or extension of an Agent's Lease pursuant to an option to renew or extend contained in the lease, Agent shall be entitled to an Agent Commission subject to the provisions of Paragraphs 6 and 7.

         (d) For each renewal or extension of an Outside Lease pursuant to an option to renew or extend contained in the lease, Agent shall be entitled to an Agent Commission which Agent shall pay to the Outside Broker, and if the renewal or extension occurs during the term of this Agreement, Agent shall be entitled to an Override Commission, subject to the provisions of Paragraphs 6 and 7.

         (e) For each renewal or extension of an Agent's Lease or an Outside Lease during the term of this Agreement, which is not pursuant to an option to renew or extend, or in the event an Existing Tenant Lease (as hereinafter defined) is renewed during the term of this Agreement, and such renewal is not pursuant to an option to renew or extend, Agent shall be entitled to a commission as follows: (i) in the event an Outside Broker is involved, Agent shall be entitled to an Agent Commission, which Agent shall pay to the Outside Broker, and an Override Commission, subject to the provisions of Paragraphs 6 and 7, and (ii) in the event no Outside Broker is involved, Agent shall be entitled to one Agent Commission.

         (f) For each Agent's Lease or Outside Lease which contains an option or options or right of first refusal or other rights with respect to space in the Building, or any expansion into additional space in the Building, then upon the unconditional exercise of each such option or right at any time pursuant to the terms thereof, Agent shall be entitled to a commission as follows: (i) in the event an Outside Broker is involved, Agent shall be entitled to an Agent Commission, which Agent shall pay to the Outside Broker and an Override Commission, subject to the provisions of Paragraphs 6 and 7, and (ii) in the event no Outside Broker is involved, Agent shall be entitled to an Agent Commission.

         (g) For any lease at the Building which is unconditionally amended or modified during the term of this Agreement, other than pursuant to an option or right contained therein, to lease additional space thereunder or as to which a new lease is unconditionally executed to cover additional space, Agent shall be entitled to a commission as follows: (i) in the event an Outside Broker is involved, Agent shall be entitled to an Agent Commission, which Agent shall pay to the Outside Broker, and an Override Commission, subject to the provisions of Paragraphs 6 and 7, and (ii) in the event no Outside Broker is involved, Agent shall be entitled to one Agent Commission.

         As used herein, the term "Override Commission" shall mean a commission equal to fifty (50%) percent of a commission computed in accordance with the Schedule A Rates. As used herein, the term "Existing Tenant Lease" shall mean each lease of space at the Building executed prior to the effective date of this Agreement with a tenant which is an existing occupant of the Building on the effective date of this Agreement.

         For purposes of this Agreement, an "Outside Broker" shall include any New Jersey licensed broker who is affiliated with JLW USA and is not part of the agency representation team for the Building; provided however, that in no event shall Owner be obligated to pay more than one Agent Commission unless a New Jersey licensed broker, other than a New Jersey licensed broker who is affiliated with JLW USA, is the effective procuring cause of the applicable lease.

         Anything to the contrary herein notwithstanding, Agent shall only be entitled to an Override Commission during the term of this Agreement.

5. Payment of Compensation.  All commissions  payable  hereunder with respect to new leases, renewals, or additional space shall be payable in two (2) installments, the first installment, in an amount equal to one-third (1/3) of the applicable commission, shall be payable on the date provided for in Paragraph 6(a) hereof, and the second installment to be due and payable upon the earlier to occur of (i) substantial completion of the applicable premises and the issuance of a certificate of occupancy, or (ii) the rent commencement date set forth in the applicable lease.

6. Conditions of Payment. Subject to the terms of this Agreement, all commissions shall be earned upon the unconditional execution and delivery of the lease by Owner and tenant. The payment of all commissions hereunder shall be subject to the following terms and conditions:

         (a) In the case of (i) an Agent's Lease or an Outside Lease or (ii) a renewal or extension of any lease or a lease of additional space other than pursuant to an option contained therein, any commission provided for herein shall be due and payable (and then only as to the first installment thereof) when, as and if the Agent's Lease or Outside Lease or the renewal or extension of the then existing lease or lease of additional space is duly and unconditionally executed and delivered by Owner and tenant. In the case of any renewal or extension of a lease or the lease of additional space pursuant to an option or right contained in the lease, the commission shall be due and payable as follows: (i) in the event an option to renew is exercised not earlier than two years prior to the end of the initial term, one-third (1/3) of the commission shall be payable upon the exercise of the renewal option, and the balance shall be due upon the commencement of the renewal term; (ii) in the event the option to renew is exercised earlier than two years prior to the end of the initial term, the entire commission shall be due and payable upon the exercise of the renewal options; and (iii) with respect to the exercise of an option for additional space, the entire commission shall be due upon the earlier to occur of (a) substantial completion of the applicable premises and the issuance of a certificate of occupancy, or (b) the rent commencement date for the applicable space.

         (b) In the case of any renewal or extension of the term of a lease, or the lease of additional space covered thereby, pursuant to an option or right contained in the lease, and which pursuant to this Agreement a commission is due and payable hereunder, if the rent payable for the renewal or extension term, or additional space, has not been fixed as of the exercise of such option, the commission payable hereunder shall be based upon the rent payable by the tenant until the new basic rent is determined and, when the new rent is finally fixed, such commission shall be recomputed based upon the new rent.

         (c) Agent will indemnify and hold Owner harmless against the payment of any commission to a broker claiming to have dealt with Agent with respect to a lease and who is not disclosed to Owner prior to the unconditional execution and delivery of the lease.

         (d) Under no circumstances shall Owner be liable for or required to pay to Agent in excess of one Agent Commission and one Override Commission for any lease transaction.

         (e) Anything to the contrary herein notwithstanding, in no event shall Agent receive a commission pursuant to subsections (c)-(g) of Section 4 of this Agreement for a period which extends beyond the Cut-Off Date (as hereinafter defined), unless the initial term of the applicable lease is less than ten (10) years, in which event a commission shall be paid for a period ending on the earlier of (i) the date which is five (5) years from the end of the initial term of the applicable lease, or (ii) the date which is the last day of the renewal term. As used herein, the term "Cut-Off Date" shall mean the date which is earlier to occur of (x) the date which is the twentieth (20) anniversary of the commencement date of the initial term of the applicable lease, and (y) the date which results from extending the initial term of applicable lease by fifty (50%) percent of such initial term. For purposes of subsection (g), in no event shall the initial term be deemed to have commenced prior to the date of this Agreement.

7. Computation of Commissions. All commissions payable hereunder shall be computed upon the basic rent reserved in the applicable lease document subject to the limitations set forth in this Paragraph 7. The following rules shall govern the computation of commission:

         (a) In furtherance of the limitations of the commissions payable hereunder to the basic rent reserved in the applicable lease, the following shall be excluded from, or not included in, as the case may be, basic rent for the purposes of computing commissions due hereunder: (i) any adjustments to the basic rent or additional rent payable pursuant to any escalator provision pursuant to which the tenant pays a share of Owner's increased taxes, increases in all costs or expenses, including, but not limited to utility, cleaning and operating cost escalation and escalation based upon wage rates; (ii) any percentage or additional rental payable by a tenant based upon gross or net income, sales or profits; (iii) any amounts payable by a tenant, as a sublandlord or assignor for or in respect of any subletting or assignment, including, without being limited to, any gross of net income or profit sharing;
(iv) any additional rent payable for extra services, without being limited to, extra hours HVAC or elevator service, extra cleaning services and special personnel services; (v) any amount included in or added to the fixed rent or otherwise paid for electric current charges (whether or not on a "rent inclusion" basis), (vi) any rent concessions granted to the tenant provided the same is contained in the lease or a contemporaneous supplementary document (except a free rent period granted to a tenant in lieu of a standard landlord's work letter); and (vii) any increase in fixed rent or additional rent based upon a cost of living or other price index used in lieu of all or any part of operating expense escalation.

         (b) If, in connection with any leasing transaction, Owner shall agree to assume the tenant's obligations in respect of any space then occupied by tenant ("Current Space") (or shall indemnify or agree to reimburse tenant in respect of any Current Space), then there shall be added to the basic rent any net proceeds actually received by Owner from the subletting, assignment, surrender or cancellation of any Current Space, and deducted from the basic rent the total dollar amount of the obligations so undertaken by Owner. When the Owner's actual obligations with respect to the Current Space are finally liquidated as to the actual cost thereof (including any ancillary or indirect costs such as brokers commissions, moving costs and reasonable redecorating costs and the like in respect of any Current Space), the commissions due hereunder in respect of the subject lease transaction shall be recomputed and appropriate adjustments made.

         (c) If a lease shall provide that the tenant may cancel the term of the lease (whether prior to or after the commencement thereof), the commission shall initially be earned and payable only upon the basic rent payable during the uncancellable portion of the initial term. If and when the tenant's right to cancel expires, the balance of such commission shall then become due and payable on the later to occur of (i) the day following the last day on which the tenant could have exercised its right to cancel, or (ii) the date the commission would otherwise be due pursuant to the terms hereof. However, if the cancellation penalty includes a commission computed over the entire lease term, then Agent shall be paid a commission for the entire lease term in accordance with paragraph 5 of this Agreement as if the tenant did not have an option to cancel the term of the lease. Notwithstanding the foregoing, if the cancellation is by mutual agreement not pursuant to a provision contained in the lease, or if the right of cancellation is contingent on Owner's acts or failure to act or otherwise within Owner's control, Agent shall be paid a commission for the entire lease term. A lease shall not be deemed cancelled within the meaning of this subparagraph unless the tenant vacates the Building.

         (d) If a lease provides for the payment of additional rent based upon the tenant's proportionate share of operating payments and/or real estate taxes, but does not provide for a "base year" with respect to which such escalation expenses for operating expenses or real estate taxes are calculated, i.e., a "Net Lease," the portion of operating expenses and real estate taxes for the year in which the lease is executed, shall be allocable to the space covered by the lease, and such allocable amount shall be considered rent on which Agent's commission is payable. In making the computation, the amounts of such items for the current year, if fixed, shall be used; if not fixed, the amounts of such items for the previous year shall be used. The amount of such items for the first year of the lease term shall be deemed to be the amount of all subsequent years of the lease term for the purposes of computing the commission and no subsequent increases shall be subject to commission.

8. Outside Brokers. Agent shall cooperate with Outside Brokers and shall encourage their participation in the renting of space in the Building. Agent shall use its reasonable efforts to have each Outside Broker execute a brokerage agreement on a form which is reasonably satisfactory to Owner.

9. Term. The original term of this Agreement shall commence as of the date hereof and shall continue until April 30, 1999, unless terminated earlier in accordance with the provisions of Paragraph 11 hereof, and thereafter shall continue in full force and effect unless and until terminated by Agent upon thirty (30) days prior written notice to Owner, or by Owner upon ten (10) days prior written notice to Agent.

10. Confidentiality. Agent shall hold in strictest confidence all operating and financial information, and marketing strategy and planning, pertaining to the Building and the overall business of the Owner and its affiliates, and shall not disclose such information except in furtherance of the performance of its leasing duties under this Agreement. Agent will cooperate with Owner's reasonable requests not to disclose confidential information.

11. Termination. (a) In the event (i) a petition in bankruptcy is filed by Owner or Agent, or any party hereto shall make an assignment for the benefit of creditors to take advantage of any insolvency act or (ii) an involuntary petition in bankruptcy is filed against Owner or Agent and is not dismissed or rescinded within sixty (60) days, the other party hereto may forthwith terminate this Agreement upon written notice to the other.

         (b) Owner shall have the right to terminate this Agreement on ten (10) days notice given at any time after the earlier to occur of (i) April 30, 1999, or (ii) the date Three Harborside Corp. shall cease to have any obligations to pay rent under that certain lease dated as of November 1, 1996, between Plaza II and III Urban Renewal Associates L.P., as lessor, and Three Harborside Corp., as lessee, affecting a portion of the Building.

12. Representations. Owner represents to Agent that Owner is the owner of the Building and the Land on which it stands.

13. Assignment. (a) This Agreement may be assigned by Owner upon Owner's transfer of ownership of the Building, provided any such assignee assumes in writing Owner's obligations under this Agreement. Owner shall thereupon be relieved of any liability hereunder so assumed.

         (b) This Agreement may not be assigned by Agent (other than to a wholly-owned subsidiary of the Agent capable of performing the covenants and agreements of Agent herein, the performance of which subsidiary is assured by Agent in a manner acceptable to Owner) without the prior written consent of Owner.

14. Notices. All notices or other communications required or permitted to be given hereunder shall be sent by first class registered or certified mail, return receipt requested, Federal Express or similar overnight delivery or by facsimile transmission, addressed to the party to which such notice is to be given at the address set forth below or at such other address as the party may designate by notice given as aforesaid.

         OWNER:            c/o Cali Realty Corporation
                           11 Commerce Drive
                           Cranford, New Jersey  07016
                           Attn:  James G. Nugent

         AGENT:            Institutional Realty Management, LLC
                           13760 Noel Road, Suite 905
                           Dallas, TX  75240
                           Attn:  Bruce Sirof

Notice or communications given hereunder shall be deemed to be given on the earlier of (i) the date the same are actually received or (ii) three (3) days after the date the same have been sent.

15. Post-Term Commissions. Within fifteen (15) days after the expiration or termination of this Agreement, Agent shall deliver to Owner a written list, certified by it, of all leasing transactions then in the course of negotiations and the prospective tenants involved therein (denoting as to each whether Agent is the sole procuring broker). For a period of six (6) months following the expiration or termination of this Agreement, Owner shall continue to recognize Agent, and any appropriate Outside Broker, as the broker in any leasing transaction which may, at the time of such expiration or termination, be in the course of negotiation and, if any such leasing transaction is consummated with the prospective tenant with whom negotiations are being conducted within six (6) months thereafter, the commission on any such leasing transaction shall be paid to Agent, including any commissions payable to any Outside Broker, according to the applicable terms and conditions of this Agreement. Following the expiration or termination of this Agreement, Agent shall deliver to Owner at list of all leasing transactions which are in the course of negotiations, which list shall include the names and addresses of the potential tenants, the proposed space to be leased, the proposed terms, and the name of any Outside Broker, if any.

16. Miscellaneous. (a) Agent agrees that it will, and will cause any person who is a current employee of Agent to, execute and deliver promptly to Owner any documentation reasonably requested by Owner to effect a partial or complete waiver of the right of Agent and any persons who are current employees of Agent to file a lien and/or to effect a release and discharge of record of any lien which has been filed against the Building to the extent of any payment by Owner of any commission payable by Owner pursuant to the terms of this Agreement. Agent agrees to provide to Landlord promptly after demand evidence satisfactory to landlord that all persons employed by Agent who have a right to file a mechanic's lien in respect of the transaction contemplated by this Agreement have been or, simultaneously with Owner's payment hereunder, will be, paid any sums to which they are entitled to be paid by Agent to the extent of Owner's payment hereunder.

         (b) Any commission payable to any Outside Broker shall only be paid upon delivery by the Outside Broker of a document releasing Owner and Agent from any liability in connection with the lease for which such commission is being paid.

         (c)      This Agreement may not be recorded against the Property.

         (d) The term "Agent" as used in this Agreement shall include any corporate subsidiaries or affiliates of Agent who perform services in, on or about the Building arising out of or in connection with this Agreement. The term "Owner" shall be deemed to include any subsidiaries, affiliates, successors, nominees, heirs, distributees, executors, administrators or permitted assigns of same.

         (e) Anything to the contrary herein notwithstanding, in no event shall Agent be required, or permitted, to render any advice to Owner in connection with the development of the so-called Upland Parcels and the Piers, nor shall Agent be required to take any action which would violate the Employee Retirement Income Security Act of 1974.

         (f) This Agreement contains the entire understanding of the parties and it may not be changed or modified orally but only by written instrument signed by duly authorized officers of the parties hereto. This Agreement shall be governed by and construed in accordance with the laws of the Sate of New Jersey. This Agreement shall be binding on the parties hereto, their successors and assigns.

         (g) Reference is made to a Management Agreement (the "Management Agreement") of even date herewith between Owner and Institutional Realty Management, LLC, affecting the Building. In the event Owner does not renew the term of the Management Agreement for a period of at least twelve (12) months following the Initial Term (as defined in the Management Agreement), and provided that Institutional Realty Management LLC did not resign from its obligations under the Management Agreement or was not removed for cause in accordance with the terms of the Management Agreement, Owner hereby agrees to pay Agent, as additional compensation hereunder, on the first day of each month during the term of this Agreement commencing as of the first day of the nineteenth month of this Agreement, and ending on the thirtieth month (inclusive) of this Agreement, (unless this Agreement is terminated earlier), an amount equal to $37,500, and in connection therewith, Agent agrees to provide leasing consulting services to the Owner.

         (h) As between each of the Owners, any commission due Agent shall be paid by the Owner of the Building with respect to which the applicable lease was executed.

         IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

                                    Owner:


                                    CALI HARBORSIDE (FEE)
                                    ASSOCIATES, L.P., a New Jersey
                                    limited partnership

                                    BY:  Cali Sub X, Inc., a Delaware
                                         corporation, its General Partner


                                    BY:
                                             Name:
                                             Title:


                                    CALI HARBORSIDE PLAZA I (FEE)
                                    ASSOCIATES L.P., a New Jersey
                                    limited partnership

                                    BY:  Cali Sub X, Inc., a Delaware
                                         corporation, its General Partner



                                    BY:

                                      Name:
                                     Title:

                          PLAZA II AND III URBAN RENEWAL
                          ASSOCIATES L.P., a New Jersey
                          limited partnership

                          By:   One Exchange Place Corporation,
                                a Delaware corporation, general partner


                                By:

                                Name:   Stephen J. Furnary
                                Title:  President




                          CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P., a Delaware limited partnership

                          By: Cali Sub X, Inc., a New Jersey
                              corporation, its General Partner


                              By:

                              Name:

                              Title:

                          PLAZA IV URBAN RENEWAL ASSOCIATES L.P.,
                          a New Jersey limited partnership

                          By: One Exchange Place Corporation,
                              a New Jersey corporation, general partner


                              By:
                              Name: Stephen J. Furnary
                              Title: President





                         CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership


                         By: Cali Sub X, Inc., a Delaware
                             corporation, general partner


                             By:

                                   Name:
                                   Title:

                         PLAZA VI URBAN RENEWAL ASSOCIATES L.P.,
                         a New Jersey limited partnership

                         By: One Exchange Place Corporation,
                             a New Jersey corporation, general partner


                              By:
                              Name: Stephen J. Furnary
                              Title: President


                        CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership


                        By: Cali Sub XI, Inc., a Delaware
                            corporation, general partner


                            By:

                                  Name:
                                  Title:

                         PLAZA V URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership



                          By:   One Exchange Place Corporation,
                                a Delaware corporation, general partner


                                By:

                                Name:   Stephen J. Furnary
                                Title:  President





                          CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership



                        By: Cali Sub XI, Inc., a Delaware
                            corporation, general partner


                            By:

                                  Name:
                                  Title:

                           NORTH PIER URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership


                          By:   One Exchange Place Corporation,
                                a Delaware corporation, general partner


                                By:

                                Name:   Stephen J. Furnary
                                Title:  President





                          CAL-HARBOR NO. PIER URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership

                          By: Cali Sub XI, Inc., a Delaware
                              corporation, general partner


                            By:

                                  Name:
                                  Title:

                          SOUTH PIER URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership




                          By:   One Exchange Place Corporation,
                                a Delaware corporation, general partner


                                By:

                                Name:   Stephen J. Furnary
                                Title:  President





                          CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership

                          By: Cali Sub XI, Inc., a Delaware
                              corporation, general partner


                            By:

                                  Name:
                                  Title:

                           HARBORSIDE EXCHANGE PLACE LIMITED PARTNERSHIP, a New Jersey limited partnership

                          By: Two Harborside Corp., a Delaware corporation,
                              its General Partner


                                By:

                                Name:   Stephen J. Furnary
                                Title:  President




                          CALI-HARBOR VII URBAN RENEWAL ASSOCIATES L.P., a New Jersey limited partnership

                          By: Cali Sub XI, Inc., a Delaware
                              corporation, general partner


                            By:

                                  Name:
                                  Title:



                         INSTITUTIONAL REALTY MANAGEMENT, LLC

                              BY:
                                    its President

                                   SCHEDULE A


Standard Leasing Commission


Rates:  5% of basic rent payable under the lease.